Exhibit 99.1

PACIFIC PREMIER
BANCORP, INC.

Super Community Bank Conference
September 8, 2005

Steven R. Gardner

President & CEO

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Relationship Banking

Relationship Rates
A LIFE
RIGH
PACIFIC PREMIER
BANK
Recently Funded
FUNDED
Programs/Features
Adjustable • 3, 5 & 7 Year Fixed • Low Cost
Quick Turnaround • Cash-Out Refinance
Purchase • Challenging Properties
Loans From
$200,000 to $ 8,000,000
Property Types
Industrial • Single Tenant Commercial
Multifamily • Mobile Home Parks
Mixed-Use • Office • Self Storage
Manufacturing Facilities
Owner/User Commercial • Warehouse
Restaurants • Unanchored Strip Centers
Call Today for a Free Quote:
Matt Fawson
Account Manager
mfawson@ppbi.net
(714) 431-4045
Andre Williams
Account Manager
awilliams@ppbi.net
(714) 431-4023
Trust, Service, Commitment. Now That's A Bank.

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Innovative Marketing

PACIFIC PREMIER
BANK
1.866.353.1476
www.ppbi.net

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Innovative Marketing

MONEY &
FINANCIAL
MONEY & IN
WALL STREET

Get Connected to a New Way of Banking
With Online Banking you can control your finances from the comfort and convenience of your home, office, or even your hotel room. Log on to www.ppbi.net for easy banking with the click of a mouse.
• Check the status and activity of your Pacific Premier Bank accounts, including determining which checks have cleared
• Transfer money between your Pacific Premier Bank accounts
• Pay bills online
• Download to Quicken®, QuickBooks®, and Microsoft Money®
• Stop payments and more...
View our demo at www.ppbi.net
866.353.1476
www.ppbi.net
Branch/ATM Locations
Huntington Beach
San Bernardino
Seal Beach
PACIFIC PREMIER BANK
Corporate Headquarters
Member FDIC
Online Banking
connected anywhere, anytime
PACIFIC PREMIER BANK

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Innovative Marketing

FINANCIAL

MONEY & IN
WALL STREET

Announcing!

866.353.1476
www.ppbi.net
Telephone Banking
an open line to your money
Access Your Accounts Anywhere, Anytime
Pacific Premier Banks convenient GOLDPhone account access gives you instant up-to-date banking information – all just a phone call away. It's an open line to your money which allows you to:
• Get deposit and balance information
• Access withdrawal history information
• Transfer money between accounts
• Inquire about loan information
• Make a loan payment
• Stop single or a range of checks
• Locate branches and ATMs
• Find out our business hours
• Report an ATM card lost or stolen
Branch/ATM Locations
Huntington Beach
San Bernardino
Seal Beach
PACIFIC PREMIER BANK
Corporate Headquarters
Member FDIC
PACIFIC PREMIER BANK

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Total Assets

MONEY & IN
WALL STREET

Announcing!
Your New & Improved Pacific Premier Bank Debit Card

$700
$600
$500
$400
$300
$200
$100
$0
CAGR = 23.3%
$634
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05

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MONEY & IN
WALL STREET

Announcing!

PACIFIC PREMIER
BANK

Asset Mix

$700
$600
$500
$400
$300
$200
$100
$0
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
2%
87%
11%
Cash/Sec
Net Loans
Other

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Announcing!

PACIFIC PREMIER
BANK

VISA

Loan Growth

(in millions)

$600
$500
$400
$300
$200
$100
$-
$554
CAGR = 29.8%
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05

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Loan Portfolio Mix

PACIFIC PREMIER
BANK
VISA

600
500
400
300
200
100
0
3/31/2002
6/30/2002
9/30/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
3%
16%
81%
MF
Com
Other

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PACIFIC PREMIER

NPAs to Total Assets

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.12%
3.48%
3.17%
3.12%
2.43%
1.88%
1.42%
1.12%
0.68%
0.61%
0.52%
0.46%
0.34%
0.24%
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05

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Deposit Growth

$298
$300
$250
$200
$150
$100
$50
$0
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05

PACIFIC PREMIER
Bank

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PACIFIC PREMIER

Deposit Mix

$78,631
26%
$219,136
74%
Transaction
CD's

As of June 30, 2005

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Transaction Account Mix

5%
41%
21%
33%
NIB
IB Checking
Mny Mkt
Savings

As of June 30, 2005

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Southern California Market

Santa Barbara
Population: 0.4M
Pop. Growth: 4.4%
Ventura
Population: 0.8M
Pop. Growth: 7.1%
San Bernardino
Population: 1.9M
Pop. Growth: 11.2%
Los Angeles
Population: 10.0M
Pop. Growth: 4.6%
Orange
Population: 3.1M
Pop. Growth: 7.4%
San Diego
Population: 3.1M
Pop. Growth: 8.0%
Existing Branches
New Branches

Source: SNL Securities; projected population growth is 2005 - 2010

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MONEY & IN
WALL STREET

Industry Recognition

Top 200 Publicly Traded Community Banks

Banks & thrifts with assets up to $1 billion. Ranked by 3-year average ROE.

	Institution	Ticker	Market Value ($M)	Total Assets ($000)	* 3-Year Avg ROE	3-Year Median EPS Growth	3-Year Avg Total Risk Based Ratio	3-Year Price Performance	ROE (%)	EPS Growth YoY (%)	Diluted EPS Before Extraordinary ($)	Total Capital Ratio (%)
1	Pelican Financial	PFI	$30	$198,816	27.8							
2	Smithtown Bancorp	SMTB	$166	$677,003	24.8							
3	First South Bancorp	FSBK	$169	$721,231	20.3							
4	Epic Bancorp	EPIK	$54	$425,610	20.0							
5	Pacific Premier Bancorp	PPBI	$57	$543,124	19.8							

Enter symbol(s) Basic Get

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100

Press Release Source: Pacific Premier Bancorp, I

Pacific Premier Bancorp, Inc. Announces Orange County Branch Expansion

Monday August 8, 6:00 am ET

COSTA MESA, Calif., Aug. 8 /PRNewswire-FirstCall/ -- Pacific Premier Bancorp, Inc. (Nasd PPBI - News; the "Company"), the holding company of Pacific Premier Bank, F.S.B. (the "Bank"), announced that the Bank has entered into a lease agreement to open a branch banking office in Cypress, California. The new branch will be located at 4957 Katella Avenue, Suite A, Cypress, CA 90630. The branch opening is part of the Bank's on-going implementat of its strategic plan to expand its operation within Orange County California.

The branch is located in a new seven acre retail development and is adjacent to the Los Alamitos Race Track which attracts an estimated 1.1 million visitors annually. Traffic count o Katella Avenue is currently 40,300 cars per day and is expected to increase with the recent opening of a 148,000 square foot Costco Warehouse store on Katella Avenue, one block eas of the Bank's new branch. Demographic highlights within a five mile radius include a populati of 556,710, an average household income of $66,581 and a day time population of 213,861 based on data as of 2003. In addition, there are 2,950 businesses located in the cities of Cypress and neighboring Los Alamitos.

COMMUNITY BANKING

Pacific Premier Growing Again — In Local Markets This Time

Philadelphia Thrift, A 152-Year Holdout, In Acquisition Mode

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Industry Recognition

FINANCIAL

Announcing!
Your New & Improved
Pacific Premier Bank Debit Card

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PACIFIC PREMIER
BANCORP, INC.

Trust, Service, Commitment…That's my Bank.

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Super Community Bank Conference
September 8, 2005

Steven R. Gardner
President & CEO

Forward-Looking Comments

The statements contained herein that are not historical facts are forward looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks: (1) changes in the performance of the financial markets, (2) changes in the demand for and market acceptance of the Company’s products and services, (3) changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing, (4) the effect of the Company’s policies, (5) the continued availability of adequate funding sources, and (6) various legal, regulatory and litigation risks.

PPBI Overview

Southern California Community Bank

Data as of 6/30/05

•	NASDAQ National Market	PPBI

•	Assets	$634 million

•	Fully diluted shares	6,558,718

•	Fully diluted BV	$7.60

•	Annualized ROAA	1.38%

•	Annualized ROAE	17.54%

PPBI Overview

•	Community bank business model

•	Exceptional growth being realized

•	Experienced management - proven track record

•	Favorable relative valuation

•	Innovative, creative, energetic employee base

Experienced Management Team

Name (Age)	Position	Years of Banking Experience

Steven Gardner (44)	President & Chief Executive Officer	21

John Shindler (50)	EVP/Chief Financial Officer	28

Eddie Wilcox (38)	EVP/Chief Lending Officer	16

Bruce Larson (47)	SVP/Chief Credit Officer	21

Kathi Duncan (48)	SVP/Director of Operations	24

Jim Sanchez (42)	SVP/Director of Information Technology	21

Robert Johnson (61)	Director of Internal Audit	33

Relationship Banking

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Innovative Marketing

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Innovative Marketing

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Innovative Marketing

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Total Assets

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Asset Mix

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Loan Growth

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Loan Portfolio Mix

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Loan Characteristics

Multifamily

Loan to Value	65.45
Debt Coverage Ratio	1.28
Average Balance	$750,954

Commercial

Loan to Value	63.27
Debt Coverage Ratio	1.38
Average Balance	$1,021,316

Data as of June 30, 2005

Asset Quality

As of June 30, 2005

Nonaccrual Loans to Total Assets	Nationwide (1)	Western Region (1)	PPBI

Multi-Family	0.08%	0.02%	0.00%
Commercial	0.63%	0.67%	0.00%
Single Family	0.44%	0.45%	0.24%

(1)	Source: Office of Thrift Supervision

NPAs to Total Assets

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Deposit Growth

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Deposit Mix

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Transaction Account Mix

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Southern California Market

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Southern California Market

•	Strong Economic Growth

– Employment	+1.7%	(*)

– Personal Income	+5.7%	(*)

– Population	+1.5%	(*)

•	Business Expansion

– Small Business Expansion

– Low Commercial Vacancy Rates

– Commercial property growth

*	2006 Forecast

Sources:          Marcus & Millichap 2005 Real Estate Investment Oulook, Friedman Billings Ramsey California Dreamin’ 8/30/05, National Association of Realtors, Wells Fargo Economics California Report Southern California.

Financial Performance

Balance Sheet

	As of

	6/30/2005	12/31/2004	12/31/2003	12/31/2002	12/31/2001

Assets:
Cash and Investments	69,068	60,847	44,715	61,833	42,365
Loans, net	552,537	470,354	247,600	158,231	187,176
Other Assets	12,864	11,923	17,053	18,214	14,126

Total Assets	$634,469	$543,124	$309,368	$238,278	$243,667

Liabilities:
Deposits	297,766	288,887	221,447	191,170	232,160
Borrowings	284,736	206,710	48,600	32,940	1,500
Other Liabilities	4,394	3,499	1,989	2,545	2,359

Total Liabilities	586,896	499,096	272,036	226,655	236,019

Stockholders’ Equity	47,573	44,028	37,332	11,623	7,648

Total Liabilities and Stockholders’ Equity	$634,469	$543,124	$309,368	$238,278	$243,667

Fully Diluted Book Value per share ( Dollars In Thousands, Except Per Share Data)	$7.60	$7.08	$5.98	$4.98	$5.73

Income Statement

	6 Months Ended	12 Months Ended

	6/30/2005	12/31/2004	12/31/2003	12/31/2002	12/31/2001

Interest Income
Loans	$14,355	$19,719	$12,366	$12,345	$21,973
Other Int. Earning Assets	912	3,504	4,882	6,527	2,469

Total Interest Income	15,267	23,223	17,248	18,872	24,442

Interest Expense
Deposits	3,591	5,482	4,954	6,314	14,989
Borrowings	3,298	2,335	2,703	2,596	1,202

Total Interest Expense	6,889	7,817	7,657	8,910	16,191

Net Int. Inc. Before Provision	8,378	15,406	9,591	9,962	8,251

Provision for Loan Losses	235	705	655	1,133	3,313
Non Interest Income	1,906	4,246	2,315	1,869	3,992
Non Interest Expense	5,703	11,234	9,783	10,165	14,340

Income Before Taxes	4,346	7,713	1,468	533	(5,410)
Inc. Tax Provision/(Benefit)	658	972	(597)	(2,345)	642

Net Income	$3,688	$6,741	$2,065	$2,878	$(6,052)

Basic Earnings/(Loss) per Share	$0.70	$1.28	$0.96	$2.16	$(4.54)
Diluted Earnings/(Loss) per Share ( Dollars In Thousands, Except Per Share Data)	$0.56	$1.02	$0.61	$1.16	$(4.54)

Attractive Valuation

Attractive Valuation relative to California Peers:

	P/EPS		P/TBV

CA Banks*	18.0	x	293%
PPBI Metrics*	13.1	x	159%
PPBI Asset CAGR			23.3	%**
PPBI EPS CAGR			18.0	%**

*	As of 8/24/05
**	Since 3/31/2002

Industry Recognition

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Industry Recognition

•	Carpenter & Company 2004 Market Cap
Champion - 3 yr. stock appreciation

•	US Banker – ranked 5th out of 200 publicly traded community banks – 3 yr. ROE

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Trust, Service, Commitment…That’s my Bank.